FORM 8-K

[As last amended in Release No. 33-7881, effective October 23,2000, 65 F.R.51715.1]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)       10/31/02

FLORIDA PUBLIC UTILITIES COMPANY

(Exact Name of registrant as specified in its charter)

Florida	0-1055	59-0539080
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

401 South Dixie Highway, West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(561) 832-2461

FLORIDA PUBLIC UTILITIES COMPANY

Item 5.

Other Events

On October 31, 2002, Florida Public Utilities Company (Registrant) issued a press release, regarding the 3rd quarter operating results and insurance cost increases attached hereto as Exhibit 99.1.

On November 1, 2002, the Registrant acquired Nature Coast Gas, Inc. for approximately $500,000 and issued a press release attached hereto as Exhibit 99.2 and incorporated herein publicly announcing the transaction.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.

Description of Exhibit

99.1

Press release of October 31, 2002 relating to 3rd quarter earnings and increased insurance costs.

99.2

Press release of November 1, 2002 relating to the acquisition of Nature Coast Gas, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORIDA PUBLIC UTILITIES COMPANY

(Registrant)

By  /s/ George M Bachman

George M Bachman

Chief Financial Officer

AND

By  /s/ John T English

John T English

Chief Executive Officer

November 5, 2002

Exhibit Index

Exhibit No.

Description of Exhibit

99.1

Press release of October 31, 2002 relating to 3rd quarter earnings and increased insurance costs.

99.2

Press release of November 1, 2002 relating to the acquisition of Nature Coast Gas, Inc.